UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

Total Return Securities Fund
(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Andrew Dakos

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, 07663
(Name and address of agent for service)

1-877-607-0414

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

Total Return Securities Fund

Semi-Annual Report

For the six months ended

June 30, 2026

Total Return Securities Fund

To the Stockholders of Total Return Securities Fund:

Although the Fund’s net asset value per share increased by 7.4% during the 6 months ending June 30, 2026, the market price of its shares declined by 4.5% as a result of its discount to net asset value (NAV) widening from 10% to 19.9%. The Fund’s discount was relatively narrow at the beginning of the year likely because of the Fund’s self-tender offer for four million shares to be repurchased at a price of 98% of NAV in late January.

Portfolio Update

During the first half of the year, the Fund’s most significant portfolio changes included an increase in our shareholdings of insurance underwriters and the sale of two Swiss investments. In addition, we increased our exposure to Japan by adding to our existing investment in Artience Co Ltd and making two new investments. We made 3 new arbitrage investments in real estate companies that have announced voluntary liquidation. Our cash position as of the end of June was 14.5% and is currently approximately 10% of total net assets.

Insurance underwriters are now the largest allocation for the Fund. This year, we increased our holdings in Berkshire Hathaway, Chubb Ltd and Progressive Corp. All three companies are well managed, have good growth prospects over the long term, and have been repurchasing their shares in the open market. The insurance sector has been out of favor due to softness in premium rates and this offers us an opportunity to increase our holdings at attractive multiples.

We sold 2 of our 3 remaining publicly traded Swiss investments; global food and beverage conglomerate Nestle and luxury goods holding company Richemont. We still hold a small position in international bakery Aryzta. Exiting these Swiss domiciled dividend paying companies eliminates the administratively burdensome withholding tax reclaim process and increases the Fund’s cash availability for attractive investment opportunities in the future.

So far in 2026 we have increased both the number and size of Total Return’s Japanese investments. As of the end of June, we held shares of three companies: Artience Co, DIC Corp and Sakata INX Corp. These companies operate in the specialty chemical industry in their home market and internationally. We think their businesses are well managed and they are conservatively financed. Importantly, they hold significant cash and investments on their balance sheets and pay attractive dividends.

We continue to find good opportunities in the Japanese market and have added two new investments since the end of June, for a total of five positions currently.

An important component of the investment story in Japan is not just that cheap stocks exist, but that catalysts are in place in the form of corporate governance reforms that prioritize unlocking shareholder value. Companies are increasingly buying back their shares in the market and dividends to shareholders are on the increase. The resulting improvements in capital efficiency are leading to rising returns on equity, and this is propelling stock prices higher.

Total Return Securities Fund

We are mindful of our exposure from both a country specific and foreign currency standpoint as we increase the number and size of our investments in this attractive area. As I write this, our Japanese investments represent about 9% of total net assets.

The Fund’s arbitrage investments include securities whose issuer is undergoing a corporate event such as a merger, liquidation, reorganization, or spin-off that is expected to provide an attractive return relative to the risk-free interest rate. This year we began purchasing shares in three real estate companies that announced their intention to voluntarily liquidate: Apartment Investment & Management Co, Elme Communities and Stratus Properties.

When the stock price of a real estate-focused company trades below its intrinsic value the best way for its management and board of directors to maximize shareholder value occasionally ends up being a voluntary plan of liquidation rather than a sale or strategic merger. Many real estate buyers focus on one type of asset class such as office buildings, multifamily apartments or grocery anchored retail centers. Unless a company is focused exclusively on a single type of asset class, a sale or merger may not maximize total value for shareholders because buyers undervalue certain assets relative to others. In these cases, a piecemeal sale process often makes the most sense. Because a full liquidation may take months or years to play out, an investor in these situations must make a judgment about the total value that will be distributed to shareholders from asset sales, and the timing of future distributions. Regarding the former, a liquidating company typically provides an estimated per share range of the total payouts to shareholders. This range of values is usually a reliable proxy for intrinsic value, but surprises, good and bad, can occur.

Shortly after acquiring our full position in Elme Communities, the company announced that a large asset sale fell through. The stock price immediately fell as investors realized that the total proceeds to shareholders would be delayed and almost certainly would be less than originally anticipated. Despite this recent singular event, our experience over the years and expectations going forward is that these types of investments will provide attractive composite risk-adjusted returns for the Fund.

Closed-End Investment Funds

We own closed-end investment funds (CEFs) that trade at a discount to net asset value for at least one of two reasons; 1) we believe the CEF presents a compelling opportunity for significant narrowing of its discount to net asset value, sometimes due to the presence of an activist investor or 2) we want to own some or all of investments the CEF owns in its portfolio. In general, but particularly as it relates to number one above, to comply with securities regulations, we may seek instructions from Total Return’s shareholders when voting on proposals regarding our underlying CEF investments. Instruction forms for voting proxies for certain CEFs held by the Fund are available at https://totalreturnsecuritiesfund.com/proxy-voting-instructions/. To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Total Return Securities Fund

We believe the Fund has a bright future. Consequently, my business partner Phil Goldstein and I have increased our personal investment in Total Return Fund this year. We and our affiliates now own over a half million shares of the Fund.

We look forward to reporting our results to you in future reports and thank you for your investment in Total Return Securities Fund.

Andrew Dakos

Chairman of the Board

August 28, 2026

The Fund’s management believes any forward-looking statements in this report are reasonable although all forward-looking statements are inherently uncertain.

Total Return Securities Fund

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 6/30/26

Net asset value returns	1 year	5 years	10 years
Total Return Securities Fund	4.07%	3.68%	7.69%

Market price returns
Total Return Securities Fund	-6.31%	2.98%	7.72%

Index returns
S&P 500 Index	20.86%	11.78%	13.58%

Share price as of 6/30/2026
Net asset value			$7.42
Market price			$5.94

On March 31, 2025, the Fund began investing using its new investment objective. Therefore, performance prior to that date is not relevant to the Fund going forward.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Total Return Securities Fund

Portfolio Composition as of 6/30/2026

	Value	Cost	% of Net Assets
Common Stocks	$50,881,941	$45,867,108	52.9%
Closed-End Funds	17,624,812	16,491,098	18.3%
Money Market Funds	13,624,111	13,624,111	14.2%
Real Estate Investment Trusts	12,160,680	12,012,998	12.6%
Limited Partnerships	396,562	213,885	0.4%
Total Investments	$94,688,106	$88,209,200	98.4%
Money Market Deposit Account	291,155	291,155	0.3%
Other Assets in Excess of Liabilities	1,255,404		1.3%
Total Net Assets	$96,234,665		100.0%

The following table represents the Fund’s investments categorized by country as of June 30, 2026:

Country	% of Net Assets
United States	82.7%
Switzerland	8.5%
Japan	6.7%
Eu	0.5%
98.4%
Money Market Deposit Account	0.3%
Other Assets in Excess of Liabilities	1.3%
100.0%

Total Return Securities Fund

Schedule of Investments by Industry—June 30, 2026 (unaudited)

	Shares	Value
COMMON STOCKS—52.9%
Banking—5.7%
Norwood Financial Corp.	170,000	$5,465,500

Chemicals—6.7%
Artience Co. Ltd.	190,000	5,042,624
DIC Corp.	5,000	147,985
Sakata INX Corp.	88,500	1,290,072
		6,480,681
Food—1.1%
Aryzta AG(a)	15,000	1,041,499

Health Care—0.1%
Spineart SA(a)(b)	221,085	64,505

Insurance—18.0%
Berkshire Hathaway, Inc.—Class A(a)	10	7,488,500
Chubb Ltd.	21,000	7,155,540
Progressive Corp.	12,000	2,621,400
		17,265,440
Oil Gas & Consumable Fuels—4.1%
Texas Pacific Land Corp.	9,000	3,938,760

Real Estate Management & Development—5.1%
Tejon Ranch Co.(a)	260,000	4,862,000

Real Estate Owners & Developers—4.8%
Stratus Properties, Inc.(a)	159,755	4,592,956

Retail—7.5%
Village Super Market, Inc.—Class A	170,000	7,170,600
TOTAL COMMON STOCKS (Cost $45,867,108)		50,881,941

CLOSED-END FUNDS—18.3%
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	242,418	2,676,295
BNY Mellon Strategic Municipal Bond Fund, Inc.	178,793	1,099,577
Central Securities Corp.	185,547	9,731,940
SRH Total Return Fund, Inc.	230,000	4,117,000
TOTAL CLOSED-END FUNDS (Cost $16,491,098)		17,624,812

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Schedule of Investments by Industry—June 30, 2026 (unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—12.6%
Alexander’s, Inc.	28,000	$7,715,680
Apartment Investment & Management Co.(a)	500,000	1,485,000
Elme Communities(a)	2,000,000	2,960,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,012,998)		12,160,680

	Units
LIMITED PARTNERSHIPS—0.4%
Biotechnology—0.4%
Aravis Biotech II, Limited Partnership(a)(b)(c)	3,294,705	396,562
TOTAL LIMITED PARTNERSHIPS (Cost $213,885)		396,562

	Shares
SHORT-TERM INVESTMENTS—14.2%
MONEY MARKET FUNDS—14.2%
Fidelity Institutional Money Market Government Portfolio—Class I, 3.53%(d)	6,812,056	6,812,056
Invesco Treasury Portfolio—Institutional Class, 3.55%(d)	6,812,056	6,812,055
TOTAL SHORT-TERM INVESTMENTS (Cost $13,624,111)		13,624,111
TOTAL INVESTMENTS—98.4% (Cost $88,209,200)		94,688,106
Money Market Deposit Account—0.3%(e)		291,155
Other Assets in Excess of Liabilities—1.3%		1,255,404
TOTAL NET ASSETS—100.0%		$96,234,665

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Board of Directors. These securities represented $461,067 or 0.5% of net assets as of June 30, 2026.
(c)	Affiliated Security as defined by the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Schedule of Investments by Industry—June 30, 2026 (unaudited)

	Value				Realized			Value
Name	as of	Gross	Gross	Corporate	Gain/	Unrealized	Interest	as of
of Issuer	12/31/25	Additions	Reductions	Actions	(Loss)	Gain/(Loss)	Income	06/30/26
Aravis Biotech II, Limited Partnership	$447,930	$—	$—	$—	$—	$(51,368)	$—	$396,562
	$447,930	$—	$—	$—	$—	$(51,368)	$—	$396,562

(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2026.

(e)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 2.56%.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of assets and liabilities—June 30, 2026 (unaudited)

Assets:
Investments in unaffiliated issuers, at value (Cost $87,995,316)	$94,291,544
Investments in affiliated issuers, at value (Cost $213,885)	396,562
Total Investments, at value (Cost $88,209,200)	94,688,106
Cash and cash equivalents	291,155
Accrued income	152,481
Accrued reclaims receivables	983,869
Receivable for investment securities sold	39,487
Other assets	268,007
Prepaid expenses	37,139
Total assets	96,460,244

Liabilities:
Payables:
Investment advisory	39,160
Directors’	31,060
Audit	27,680
Miscellaneous	13,621
Officer	10,353
Administration	6,956
Legal	8,475
Transfer Agency	3,410
Custody	4,854
Chief Compliance Officer	2,037
Printing and shareholder reports	2,567
Other income payable	75,406
Total liabilities	225,579
Net assets	$96,234,665

Composition of Net Assets:
Par value	12,974
Paid-in capital	79,665,141
Total distributable earnings (deficit)	16,556,550
Net assets	$96,234,665

Net Asset Value Per Share:
($96,234,665 ÷ 12,973,862 shares outstanding, $0.001 par value: 50 million shares authorized)	$7.42

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of operations

For the six months
ended June 30, 2026
(unaudited)
Investment income:
Dividends (less of foreign tax withheld of $7,877)	$1,037,374
Interest income	259,356
Total investment income	1,296,730

Expenses:
Investment advisory fees (Note 2)	453,933
Legal (Note 3)	125,714
Directors	122,123
Administration (Note 3)	43,691
Officers	41,374
Printing and shareholder reports	33,531
Audit (Note 3)	27,679
Custody (Note 3)	20,304
Insurance	16,928
Transfer agency (Note 3)	15,409
Miscellaneous	106,989
Total expenses	1,007,675
Net investment income	289,055

Realized and Unrealized Losses on Investments and Foreign Currency Translations:
Net realized loss from:
Investments	9,839,341
Foreign currency translations	(21,106)
Net realized loss	9,818,235
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(3,918,171)
Investments in affiliated issuers	(51,368)
Foreign currency translations	20,919
Total net change in unrealized depreciation from unaffiliated and affiliated issuers, and foreign currency translations	(3,948,620)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations	5,869,615
Net Increase in Net Assets from Operations	$6,158,670

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of cash flows

For the six months
ended June 30, 2026
(unaudited)
Cash flows resulting from operating activities:
Net increase in net assets applicable to common stockholders	$6,158,670
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(29,834,024)
Proceeds from sales of investments	23,123,382
Net purchases and sales of short-term investments	34,217,128
Decrease in tax reclaims receivable	6,874
Decrease in dividends and interest receivable	38,355
Increase in other assets	(293,750)
Decrease in payable for investments purchased	(86,888)
Decrease in payable to Adviser	(4,870)
Decrease in accrued expenses and other liabilities	(177,322)
Net realized gains from investments	(9,964,517)
Net change in unrealized appreciation (depreciation) from investments	3,969,539
Net cash provided by operating activities	27,152,577

Cash flows from financing activities:
Value of shares repurchased through stock repurchase program	(27,240,000)
Net cash used in financing activities	(27,240,000)
Net change in cash	$(87,423)

Cash:
Beginning of period*	378,578
End of period*	$291,155

Cash financing activities not included herein consist of interest paid	—

*	Cash included in the Statement of Cash Flows comprise of foreign currency and Money Market Deposit Account.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the six months ended	For the year ended
	June 30, 2026 (unaudited)	December 31, 2025
From Operations:
Net investment income	$289,055	$1,729,595
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	9,818,235	41,984,844
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(3,948,620)	(25,804,513)
Net increase in net assets resulting from operations	6,158,670	17,909,926

Distributions to Stockholders:
From earnings	—	(40,866,160)
Total distributions to stockholders	—	(40,866,160)

Capital Stock Transactions:
Value of shares repurchased through stock repurchase program	(27,240,000)	—
Issuance of common stock through rights offering	—	24,103,579
Total capital stock transactions	(27,240,000)	24,103,579
Net increase (decrease) in net assets	(21,081,330)	1,147,345

Net Assets:
Beginning of period	117,315,995	116,168,650
End of period	$96,234,665	$117,315,995

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Total Return Securities Fund

Financial highlights

For the six months
ended June 30, 2026
(unaudited)
Per Share Operating Performance:
Net asset value at the beginning of period/year	$6.91
Income from Investment Operations:
Net investment income(1)	0.02
Net realized and unrealized gains (losses) from investment activities(2)	0.49
Total from investment operations	0.51
Dilutive effect from Rights Offering	—
Anti-dilutive effect of common share repurchase program	—
Less Distributions:
Net investment income	—
Net realized gains	—
Return of Capital	—
Total distributions	—
Net asset value at the end of period/year	$7.42
Market price per share at the end of the period/year	$5.94
Total Investment Returns:(3)(5)
Based on market value per share	(4.50%)
Based on net asset value per share	7.38%
Ratios to Average Net Assets:(6)
Net expenses	2.09%
Gross expenses	2.09%
Net investment income	0.60%
Supplemental Data and Ratios:
Net assets at the end of period/year (in 000’s)	$96,235
Average net assets during the year (000’s)	$97,217
Portfolio turnover	30%

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Financial highlights (continued)

For the Years Ended December 31,
2025		2024	2023		2022		2021

$8.94		$9.76	$8.80		$11.50		$10.45

0.13		0.10	0.07		0.07		0.05
1.24		(0.39)	1.36		(2.15)		1.58
1.37		(0.29)	1.43		(2.08)		1.63
(0.25)		—	—		—		—
—		—	0.03		—	(4)	—

(0.14)		(0.11)	(0.17)		(0.06)		(0.06)
(3.01)		—	(0.28)		(0.16)		(0.09)
—		(0.42)	(0.05)		(0.40)		(0.43)
(3.15)		(0.53)	(0.50)		(0.62)		(0.58)
$6.91		$8.94	$9.76		$8.80		$11.50
$6.22		$7.49	$8.20		$7.56		$9.94

23.95%		(2.49%)	15.48%		(17.62%)		18.25%
12.33%		(3.20%)	16.92%		(17.97%)		16.09%

2.21	%(7)	1.61%	1.66	%(7)	1.68	%(7)	1.40%
2.21	%(7)	1.61%	1.66	%(7)	1.68	%(7)	1.40%
1.68%		1.05%	0.73%		0.74%		0.48%

$117,316		$116,169	$126,831		$116,174		$151,912
$103,236		$125,526	$123,139		$123,684		$144,019
88%		9%	14%		15%		11%

(1)	Calculated using the average shares method.

(2)	Includes net realized and unrealized currency gains and losses.

(3)	Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

(4)	Less than 0.5 cents per share.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.02% for the year ended December 31, 2025, 0.04% for the year ended December 31, 2024, and 0.05% for the years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Notes to financial statements (unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

Total Return Securities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The Fund’s investment objective is long-term total return. The Fund invests primarily by purchasing U.S. securities or other assets that, in the opinion of the Fund’s investment adviser (the “Investment Adviser”), are undervalued at the time of purchase and (1) have the potential for growth and/or (2) where the perceived discount from their intrinsic value is likely to narrow over time.

B. Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market. Current transactions in similar securities in the marketplace are evaluated. Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

Total Return Securities Fund

Notes to financial statements (unaudited)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1— unadjusted quoted prices in active markets for identical assets and liabilities

Level 2— other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Total Return Securities Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026:

	Quoted Prices in	Significant
	Active Markets	Other
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investments:
Common Stocks	$50,817,436	$—	$64,505	$50,881,941
Closed-End Funds	17,624,812	—	—	17,624,812
Money Market Funds	13,624,111	—	—	13,624,111
Real Estate Investment Trusts	12,160,680	—	—	12,160,680
Limited Partnerships	—	—	396,562	396,562
Total Investments	$94,227,039	$—	$461,067	$94,688,106

Refer to the Schedule of Investments for further disaggregation of investment categories.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

In accordance with procedures established by the Fund’s Board of Directors, the Investment Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Investment Adviser determines that such value does not represent fair value.

Total Return Securities Fund

Notes to financial statements (unaudited)

The Investment Adviser sends a memorandum to the Chairman of the Audit & Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s net asset value. If the Chairman of the Audit & Valuation Committee determines that such fair valuation(s) require the involvement of the Audit & Valuation Committee, a special meeting of the Audit & Valuation Committee is called as soon as practicable to discuss such fair valuation(s). The Audit & Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Audit & Valuation Committee meets prior to each regular quarterly Board meeting. At each quarterly meeting, the Investment Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed. The Audit & Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Investment Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Audit & Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Inputs and valuation techniques used by the Investment Adviser to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Total Return Securities Fund

Notes to financial statements (unaudited)

Quantitative Information about certain Level 3 Fair Value Measurements
	Value at	Valuation	Unobservable
	June 30, 2026	Technique	Inputs	Range[1]
Aravis Biotech II, Limited Partnership	$396,562	Adjusted Net Asset Value	Company Announcements	$0.1203-$0.1353
Spineart SA—Common Shares	64,505	Expected Present Value	Company Announcements	0-100%
Total	$461,067

[1]	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Limited
Category	Stocks	Partnerships
Balance as of 12/31/2025	$66,420	$—
Acquisitions	—	—
Dispositions	—	—
Transfers into (out of) Level 3	—	448,666
Accretion/Amortization	—	—
Corporate Actions	—	—
Realized Gain (Loss)	—	—
Change in unrealized appreciation (depreciation)	(1,915)	(52,105)
Balance as of 6/30/2026	$64,505	$396,562
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at June 30, 2026	$(1,915)	$(52,105)

C. Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund did not hold any derivative instruments during the six months ended June 30, 2026.

D. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

Total Return Securities Fund

Notes to financial statements (unaudited)

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions

The Fund makes distributions at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). On February 21, 2025, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy, effective March 31, 2025. On March 31, 2025, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid a quarterly distribution of $0.1458 per share of the Fund’s common stock to all stockholders of record as of March 18, 2025, respectively. On April 14, 2025, the Fund paid a one-time special distribution of $3.00 per share of the Fund’s common stock to all stockholders of record as of April 4, 2025.

The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

F. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. According to table on page 5 above, Fund continues to hold investments in Switzerland (and Japan and EU). Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

Total Return Securities Fund

Notes to financial statements (unaudited)

G. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. In addition, the Fund’s NAV is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Segment Reporting

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Investment Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

Total Return Securities Fund

Notes to financial statements (unaudited)

Note 2—Fees and Transactions with Affiliates

Effective March 31, 2025, Bulldog Investors, LLP commenced service as the Fund’s Investment Adviser. The Fund pays Bulldog Investors an annual advisory fee of 1.00% of the Fund’s average weekly total assets. Bulldog Investors waives its fee in the amount of all officer and director fees paid to officers and directors affiliated with Bulldog Investors (other than the Fund’s Chief Compliance Officer).

The Fund pays each Director $42,000 annually in compensation, except for the Chairs of the Audit & Valuation and the Nominating and Corporate Governance Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers

Equiniti Trust Company, LLC is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian. Through February 1, 2026, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provided administration and portfolio accounting services to the Fund. Effective February 2, 2026, Ultimus Fund Solutions, LLC (“Ultimus”), acts as the Fund’s Administrator under a Master Services Agreement. Ultimus prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, and transfer agent; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Ultimus also serves as the Fund’s accountant. U.S. Bank, N.A. (“U.S. Bank”) serves as the Fund’s custodian. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Total Return Securities Fund

Notes to financial statements (unaudited)

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Period Ended		For the Year Ended
	June 30, 2026		December 31, 2025
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Rights Offering[1]	—	—	3,983,157	24,103,579
Repurchased through Stock
Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer[2]	(4,000,000)	(27,240,000)	—	—
Net Increase/(Decrease)	(4,000,000)	$(27,240,000)	3,983,157	$24,103,579

[1]	On December 5, 2025, the Fund’s rights offering to purchase up to 12,990,705 shares of its common stock expired. The total number of shares issued to subscribing rights holders was 3,983,157 at a per share price of $6.07, resulting in gross proceeds to the Fund, before expenses associated with the rights offering, of approximately $24.2 million.
[2]	On January 21, 2026, the Fund accepted for cash purchase 4,000,000 shares of the Fund’s common stock at a price equal to $6.81 per share, which represented 98% of the Fund’s NAV per share of $6.95 as of the regular trading session of the New York Stock Exchange on January 21, 2026. As a result of the purchase of the 4,000,000 shares, the Fund had 12,973,862 shares of common stock outstanding.

Note 5—Federal Income Tax and Investment Transactions

The tax character of distributions paid during 2025 and 2024 were as follows:

	2025	2024
Ordinary Income	$3,363,922	$1,423,836
Return of Capital	—	5,497,612
Long-Term Capital Gains	37,502,238	—
Total	$40,866,160	$6,921,448

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2025.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2025, the Fund did not have any long term capital gain carryover.

Total Return Securities Fund

Notes to financial statements (unaudited)

At December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$106,293,501
Unrealized appreciation	11,918,333
Unrealized depreciation	(2,012,219)
Net unrealized appreciation	9,906,114
Net unrealized on foreign currency	86,584
Undistributed ordinary income	—
Undistributed long-term capital gains	405,182
Distributable earnings	405,182
Other accumulated losses	—
Total distributable earnings	$10,397,880

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales, investments in partnerships and PFICs.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2025:

Record	Payable	Ordinary	Return of	ST Cap	LT Cap	Total
Date	Date	Income	Capital	Gains	Gains	Distribution
3/18/25	3/31/25	$0.006420	$—	$0.005580	$0.133800	$0.14580
4/3/25	4/14/25	0.132220	—	0.114730	2.753050	3.00000
		$0.138640	$—	$0.120310	$2.886850	$3.14580

There was a reclassification made of $106,397 from paid-in capital to distributable earnings.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund may from time to time engage in open market purchases of its common stock on the New York Stock Exchange in 1999. The principal purpose of a stock repurchase program if any, would be to enhance stockholder value by increasing the Fund’s NAV per share.

On December 12, 2020, the Board approved a stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021.

On December 10, 2021, the Board approved a stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

Total Return Securities Fund

Notes to financial statements (unaudited)

On December 15, 2022, the Board approved a stock repurchase program for 2023 of up to 250,000 shares of common stock. During the year ended December 31, 2023, the Fund repurchased 205,045 shares of its capital stock in the open market at a cost of $1,687,724. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.32%.

On December 8, 2023, the Board approved a stock repurchase program for 2024 of up to 250,000 shares of common stock. During the year ended December 31, 2024, the Fund did not repurchase shares of its capital stock. The Board did not have in place a stock repurchase program during 2025. During the year ended December 31, 2025, the Fund did not repurchase shares of its capital stock. During the six months ended June 30, 2026, the Fund did not repurchase shares of its capital stock.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Note 7—Capital Commitments

As of June 30, 2026, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$4,102,240	$—

*	The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of June 30, 2026. The Swiss franc/U.S. dollar exchange rate as of June 30, 2026 was used for conversion and equaled 0.09725 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2026 were $30,010,960 and $23,123,382, respectively.

Total Return Securities Fund

Notes to financial statements (unaudited)

Note 9—Credit Facility

The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022 and amended March 29, 2023 and March 27, 2024, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. For the period January 1, 2023 through March 28, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. For the period March 29, 2023 through March 26, 2025, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.00%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.350% of the unused amount of the credit facility if the used amount of the credit facility is less than 50% of the credit facility or (ii) 0.200% of the unused amount of the credit facility if the used amount of the credit facility is 50% or more of the credit facility. The credit facility was terminated on March 26, 2025.

Note 10—New Accounting Pronouncements

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”). Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year was determined to not be significant.

Note 11—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments or additional disclosures were deemed to be required to the financial statements as of June 30, 2026.

Total Return Securities Fund

Additional Information

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and employees of the Advisor.

Federal Tax Distribution Information

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund designated 25.99% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2025, were $0.00 and $0.00 per share, respectively.

Total Return Securities Fund

Additional Information

Foreign Income Information

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2025. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign Source	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Income Per Share	Pass-through Per Share	at 12/31/25
—	—	—	—	16,973,862

Shareholder Voting Results

At the meeting held on June 11, 2026 shareholders of record of the Total Return Securities Fund (the “Fund”) at the close of business on April 21, 2026, voted to approve the following proposals:

(1)       Election of five directors of the Fund.

	FOR	WITHHELD
Andrew Dakos	7,239,720 Shares	1,969,652 Shares
Richard Dayan	7,286,949 Shares	1,922,423 Shares
Phillip F. Goldstein	7,310,339 Shares	1,899,033 Shares
Ben Harris	7,254,600 Shares	1,954,772 Shares
Moritz A. Sell	7,326,374 Shares	1,882,998 Shares

(2)	Ratification of the selection by the Fund’s Board of Tait, Weller & Baker, LLP as the Fund’s Independent Registered Public Accounting Firm for the year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
8,833,655 Shares	271,949 Shares	103,766 Shares

Total Return Securities Fund

Privacy Policy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

The Fund collects the following nonpublic personal information about you:

1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Directors and Officers

Andrew Dakos, Chairman, President and Chief Executive Officer

Richard Dayan, Director

Phillip Goldstein, Director

Moritz Sell, Director

Ben Harris, Director

Thomas Antonucci, Chief Financial Officer

Stephanie Darling, Chief Compliance Officer

Rajeev Das, Secretary

Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Fund Administrator and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

U.S. Bank, N/A

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Transfer Agent

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

(888) 556-0425

Legal Counsel

Blank Rome

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Executive Offices

Total Return Securities Fund

225 Pictoria Avenue, Suite 450

Cincinnati, OH 45246

(513) 587-3400

Website Address

www.totalreturnsecuritiesfund.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for semi-annual reports.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month#1 01/01/26-01/31/26	N/A	N/A	N/A	N/A
Month#2 02/01/26-02/28/26	N/A	N/A	N/A	N/A
Month#3 03/01/26-03/31/26	N/A	N/A	N/A	N/A
Month #4 04/01/26-04/30/26	N/A	N/A	N/A	N/A
Month #5 05/01/26-05/31/26	N/A	N/A	N/A	N/A
Month#6 06/01/26-06/30/26	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their evaluation, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Total Return Securities Fund

By (Signature and Title)*	/s/Andrew Dakos
Andrew Dakos, President

Date	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Andrew Dakos
Andrew Dakos, President

Date	September 4, 2026

By (Signature and Title)*	/s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date	September 4, 2026

* Print the name and title of each signing officer under his or her signature.